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                                                                    EXHIBIT 10.1


                                      BB&T
                                 LOAN AGREEMENT

                                Absorption Corp.
          ------------------------------------------------------------
                                   9540018690

This Loan Agreement (the "Agreement") is made this 20th day of August, 2003 by and between BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation ("Bank"), and:
Absorption Corp., a Nevada corporation ("Borrower"), having its chief executive office at Bellingham, WA.

International Absorbents, Inc. ("Guarantor")

The Borrower has applied to Bank for and the Bank has agreed to make, subject to the terms of this Agreement, the following loan(s) (hereinafter referred to, singularly or collectively, if more than one, as "Loan"):

TERM LOANS ("Term Loans") in the principal amount of $4,691,500 for the purpose of purchase of real estate, construction of new buildings or building additions and the purchase of new and used machinery and equipment which shall be evidenced by the Borrower's Promissory Notes dated of even date herewith payable in consecutive monthly installments as provided therein and shall bear interest at the rates described more particularly in such notes, the terms of which are incorporated herein by reference. The Term Loans shall mature as provided in said notes, when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full.

Prepayment Compensation:  None

Additional terms, conditions, and covenants of this Agreement are described in schedule CC (applicable only to the Term Loan for the purchase of real estate and related property of $1,827,500 original principal amount as reflected in the Promissory Note) and Addendum A, the terms of which are incorporated herein by reference. The promissory notes evidencing the Term Loans are referred to herein as the "Note(s)" and shall include all extensions, renewals, modifications and substitutions thereof. The Term Loans shall be secured by the collateral described in the security documents described below.

Section 1 CONDITIONS PRECEDENT

The Bank shall not be obligated to make any disbursement of loan proceeds until all of the following conditions have been satisfied by proper evidence, execution, and/or delivery to the Bank of the following items in addition to this Agreement, all in form and substance satisfactory to the Bank and the Bank's counsel in their sole discretion:

NOTE(S): The Note(s) evidencing the Loan(s) duly executed by the Borrower.

SECURITY DEED: The Security Deed in which Borrower or other owner thereof, if applicable, shall grant to Bank a security title to the specified real property and improvements thereon ("Mortgaged Property").

TITLE INSURANCE: A Standard ALTA mortgage policy from a company or companies approved by the Bank providing coverage for the aggregate principal amount of the Note(s) and insuring the appropriate priority of the Security Deed and which shall not contain any title exceptions not approved by the Bank and Bank's counsel.

SURVEY: A certified copy of a recent survey of the Mortgaged Property prepared by a registered land surveyor or a civil engineer.

FLOOD HAZARD CERTIFICATION: Evidence satisfactory to Bank and Bank's counsel as to whether the Mortgaged Property is located within an area identified as having "special flood hazards" as such term is used in the Federal Flood Disaster Protection Act of 1973.

ENVIRONMENTAL AUDIT REPORT: A favorable "Phase I" environmental audit covering the Mortgaged Property from an independent environmental engineering firm satisfactory to Bank which reflects that no hazardous waste, toxic substances, or other hazardous materials have contaminated the Mortgaged Property or, if the Mortgaged Property has been so contaminated that is has been satisfactorily cleaned up in accordance with all Environmental Laws. The Bank shall be fully authorized to discuss all aspects of the audit with the engineering firm.

SECURITY AGREEMENT(S): Security Agreement(s) in which Borrower and any other owner, if applicable, (a "Debtor"), of personal property collateral shall grant to Bank a first priority security interest in the personal property specified therein. (If Bank has or will have a security interest in any collateral which is inferior to the security interest of another creditor, Borrower must fully disclose to Bank any and all prior security interests, and Bank must specifically approve any such security interest which will continue during the Loan.)

UCC FINANCING STATEMENTS: Acknowledged copies of UCC Financing Statements duly filed in Borrower's or other owner's state of incorporation, organization or residence, and in all jurisdictions necessary, or in the opinion of the Bank desirable, to perfect the security interests granted in the Security Agreement(s), and certified copies of Information requests identifying all previous financing statements on record for the Borrower or other owner, as appropriate from all jurisdictions indicating that no security interest has previously been granted in any of the collateral described in the Security Agreement(s), unless prior approval has been given by the Bank.

AUTHORIZATION AND CERTIFICATES: An Authorization and Certification executed by each Debtor under which such Debtor authorizes Bank to file a UCC Financing statement describing collateral owned by such Debtor.

COMMITMENT FEE: A commitment fee of 1/4% of the loan amount payable to the Bank on the date of execution of the Loan Documents.

CORPORATE RESOLUTION: A Corporate Resolution duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery, and performance of the Loan Documents on or in a form provided by or acceptable to Bank.

ARTICLES OF INCORPORATION: A copy of the Articles of Incorporation and all other charter documents of the Borrower, all filed with and certified by the Secretary of State of the Sate of the Borrower's incorporation.

BY-LAWS: A copy of the By-Laws of the Borrower, certified by the Secretary of the Borrower as to their completeness and accuracy.

CERTIFICATE OF EXISTENCE: A certification of the Secretary of State (or other government authority) of the State of the Borrower's Incorporation or Organization as to the existence or good standing of the Borrower and its charter documents on file.

OPINION OF COUNSEL: An opinion of counsel for the Borrower satisfactory to the Bank and the Bank's counsel.

GUARANTY: Guaranty Agreement(s) duly executed by the Guarantor(s).

EQUITY REQUIREMENTS: Borrower shall inject a minimum of 15% cash equity at Closing of the appraised value of the improved real property included in the project relating to the Term Loans. Said equity injection shall be made prior to any advances on the Term Loans.

APPRAISAL(S): Two (2) copies of an appraisal ordered by the Bank of the estimated market value of the real and/or personal property offered as collateral for the Loan(s) referenced herein. The appraisal(s) must be addressed to the Bank and must conform to the Uniform Standards of Professional Appraisal Practice ("USPAP") adopted by the Appraisal Standards Board of the Appraisal Foundation. Any deviation from this USPAP must be explained in the appraisal(s). The appraiser(s) must be licensed and/or certified if required by applicable Federal Deposit Insurance Corporation regulations or state laws.

ADDITIONAL DOCUMENTS: Receipt by the Bank of other approvals, opinions, or documents as the Bank my reasonably request.


Section 2 REPRESENTATIONS AND WARRANTIES

The Borrower and Guarantor(s) represent and warrant to Bank that:


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2.01.    FINANCIAL STATEMENTS. The balance sheet of the Guarantor and its subsidiaries, if any, and the related Statements of Income and Retained Earnings of the Borrower and its subsidiaries, the accompanying footnotes together with the accountant's opinion thereon, and all other financial information previously furnished to the Bank, are true and correct and fairly reflect the financial condition of the Borrower and its subsidiaries as of the dates thereof, including all contingent liabilities of every type, and the financial condition of the Borrower and its subsidiaries as stated therein has not changed materially and adversely since the date thereof. Each Guarantor further represents and warrants that all financial statements provided by such Guarantor to Bank concerning such Guarantor's financial condition are true and correct and fairly represent such Guarantor's financial condition as of the date thereof.

2.02. NAME CAPACITY AND STANDING. The Borrower's exact legal name is correctly stated in the initial paragraph of the Agreement. If the Borrower and/or any Guarantor is a corporation, general partnership, limited partnership, limited liability partnership, or limited liability company, each warrants and represents that it is duly organized and validly existing under the laws of its respective state of incorporation or organization; that it and/or its subsidiaries, if any, are duly qualified and in good standing in every other state in which the nature of their business shall require such qualification, and are ach duly authorized by their board of directors, general partners or member/manager(s), respectively, to enter into and perform the obligations under the Loan Documents.

2.03. NO VIOLATION OF OTHER AGREEMENTS. The execution of the Loan Documents, and the performance by the Borrower, by any and all pledgors (whether the Borrower or other owners of collateral property securing payment of the Loan (hereinafter sometimes referred to as the "Pledgor")) or by the Guarantor(s) thereunder will not violate any provision, as applicable, of its articles of incorporation, by-laws, articles of organization, operating agreement, agreement of partnership, limited partnership or limited liability partnership, or of any laws, other agreement, indenture, note or other instrument binding upon the Borrower, Pledgor or Guarantor(s), or give cause for the acceleration of any of the respective obligations of the Borrower or Guarantor(s).

2.04. AUTHORITY. All authority from and approval by any federal, state, or local governmental body, commission or agency necessary to the making, validity, or enforceability of this Agreement and the other Loan Documents has been obtained.

2.05. ASSET OWNERSHIP. The Borrower and each Guarantor have good and marketable or insurable title to all of the properties and assets reflected on the balance sheets and financial statements furnished to the Bank, and all such properties and assets are free and clear of mortgages, deeds of trust, pledges, liens, and all other encumbrances except as related to the certain Taxable Rate Loan Agreement or Tax Exempt Loan Agreement dated as of March 1, 2003 between GE Capital Public Finance, Inc. as Lender and Absorption Corp as Borrower, as and if amended (which Agreement covers only property in Washington State) and except as otherwise disclosed by such financial statements. In addition, each other owner of collateral has good and marketable title to such collateral, free and clear of any liens, security interests and encumbrances, except as otherwise disclosed to Bank.

2.06. DISCHARGE OF LIENS AND TAXES. The Borrower and its subsidiaries, if any, and each Guarantor have filed, paid and/or discharged all taxes or other claims which may become a lien on any of their respective properties or assets, excepting to the extent that such items are being appropriately contested in good faith and for which an adequate reserve (in an amount acceptable to Bank) for the payment thereof is being maintained.

2.07. REGULATION U. None of the Loan proceeds shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of the provisions of Regulation U of the Board of Governors of the Federal Reserve System.

2.08. ERISA. Each employee benefit plan, as defined by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained by the Borrower or by any subsidiary of the Borrower or Guarantor(s) meets, as of the date hereof, the minimum funding standards of Section 302 of ERISA, all applicable requirements of ERISA and of the Internal Revenue Code of 1986,as amended, and no "Reportable Event" nor "Prohibited Transaction" (as define by ERISA) has occurred with respect to any such plan.

2.09. LITIGATION. There is no claim, action, suit or proceeding pending, threatened or reasonably anticipated before any court, commission, administrative agency, whether State or Federal, or arbitration which will materially adversely affect the financial condition, operations, properties, or business of the Borrower or its subsidiaries, if any , or the Guarantor(s), or the ability of the Borrower or the Guarantor(s) to perform their obligations under the Loan Documents.

2.10. OTHER AGREEMENTS. The representations and warranties made by Borrower to Bank in the other Loan Documents are true and correct in all respects on the date hereof.

2.11. BINDING AND ENFORCEABLE. The Loan Documents, when executed, shall constitute valid and blind obligations of the Borrower and Guarantors respectively, the execution of such Loan Documents has been duly authorized by the parties thereto, and they are enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors' rights generally.

2.12. COMMERCIAL PURPOSE. The Loan(s) are not "consumer transactions", as defined in the Georgia Uniform Commercial Code, and none of the collateral was or will be purchased or held primarily for personal, family or household purposes.

Section 3 AFFIRMATIVE COVENANTS

The Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations owed under the Loan Documents, Borrower shall:

3.01. MAINTAIN EXISTENCE AND CURRENT LEGAL FORM OF BUSINESS. (a) Maintain its existence and good standing in the state of its incorporation or organization, (b) maintain its current legal form of business indicated above, and (c), as applicable, qualify and remain qualified as a foreign corporation, general partnership, limited partnership, limited liability partnership of limited liability company in each jurisdiction in which such qualification is required.

3.02. MAINTAIN RECORDS. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Borrower.

3.03. MAINTAIN PROPERTIES. Maintain, keep, and preserve all of its properties (tangible and intangible) including the collateral necessary or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

3.04. CONDUCT OF BUSINESS. Continue to engage in an efficient, prudent, and economical manner in a business of the same general type as now conducted.

3.05. MAINTAIN INSURANCE. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business, and business interruption insurance if required by Bank, which insurance may provide for reasonable deductible(s). The Banks shall be named as loss payee (Long Form) on all policies which apply to the Bank's collateral, and the Borrower shall deliver certificates of insurance at closing evidencing same. All such insurance policies shall provide, and the certificates shall state, that no policy will be terminated without 30 days prior written notice to Bank.

3.06. COMPLY WITH LAWS. Comply in all respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency (unless being contested, but without risking forfeiture) of all taxes, assessments, and governmental charges imposed upon it or upon its property, and all Environmental Laws.

3.07. RIGHT OF INSPECTION. Permit the officers and authorized agents of the Bank, at any reasonable time or times in the Bank's sole discretion, to examine and make copies of the records and books of account of, to visit the properties of the Borrower, and to discuss such matters with any officers, directors, managers, members or partners, limited or general of the Borrower, and the Borrower's independent accountant as the Bank deems necessary and proper.


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3.08.    REPORTING REQUIREMENTS. Furnish to the Bank:

         QUARTERLY FINANCIAL STATEMENTS. As soon as available and not more than forty five (45) days after the end of each quarter, balance sheets, statements of income, cash flow, and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied and certified as true and correct by an officer, general partner or manager (or member(s)) of the Borrower, as appropriate.

         ANNUAL FINANCIAL STATEMENTS. For the Borrower and the Guarantor, respectively, as soon as available and not more than ninety (90) days after the end of each fiscal year, balance sheets, statement of income, and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied. The financial statements for the Guarantor must be of the following quality or better: Audited (consolidating Borrower).

         NOTICE OF LITIGATION: Promptly after the receipt by the Borrower, or by any Guarantor of which Borrower has knowledge, of notice or complaint of any action, suit, and proceeding before any court or administrative agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Borrower or Guarantor, as appropriate.

         TAX RETURNS. As soon as available each year, complete copies (including all schedules) of all state and federal tax returns filed by Borrower.

         NOTICE OF DEFAULT. Promptly upon discovery or knowledge thereof, notice of the existence of any event of default under this Agreement or any other Loan Documents.

         OTHER INFORMATION. Such other information as the Bank may from time to time reasonably request.

3.09. DEPOSIT ACCOUNTS. Maintain substantially all of its demand depository/operating accounts with the Bank.

3.10. AFFIRMATIVE COVENANTS FROM OTHER LOSS DOCUMENTS. All affirmative covenants contained in any Security Deed, Security Agreement, or other security document executed by the Borrower which are described in paragraph 2 hereof are hereby incorporated by reference herein.

3.11. Loans from stockholders, officers, directors and affiliates of Borrower and Guarantor shall be subordinated to the Term Loans.


Section 4 GUARANTOR(S) COVENANTS

Each Guarantor covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations owed under the Loan Documents, Guarantor shall:

4.01. MAINTAIN EXISTENCE AND CURRENT LEGAL FORM OF BUSINESS. If Guarantor is a corporation, partnership, limited partnership, limited liability partnership or limited liability company, (a) maintain its existence and good standing in the province of its incorporation or organization,
         (b) maintain its current legal form of business as shown on the guaranty agreement provided by Guarantor to Bank in connection with the Loan, (c) without the Bank's prior written consent, change Guarantor's name, or enter into any merger, consolidation, reorganization or exchange of stock, ownership interests or assets, and (e) as applicable, qualify and remain qualified as a foreign corporation, general partnership, limited partnership, limited liability partnership of limited liability company in each jurisdiction in which such qualification is required.

4.02. MAINTAIN PROPERTIES. Not, without the prior written consent of Bank, sell transfer or otherwise dispose of all or substantially all of Guarantor's properties (tangible and intangible), except in the ordinary course of business.

4.03. COMPLY WITH LAWS. Comply in all respects with all applicable laws, rules regulations, and orders including, without limitation, paying before the delinquency (unless being contested, but without risking forfeiture) of all taxes, assessments, and governmental charges imposed or assessed upon Guarantor or upon Guarantor's property, and all Environmental Laws.

4.04.    REPORTING REQUIREMENTS. Furnish to the Bank:

         QUARTERLY FINANCIAL STATEMENTS. As soon as available and not more than forty five (45) days after the end of each quarter, balance sheets, statements of income, cash flow, and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied and certified as true and correct by an officer, general partner or manager (or member(s)) of the Borrower, as appropriate.

         ANNUAL FINANCIAL STATEMENTS. If Guarantor is an individual, a personal financial statement promptly after the anniversary date of the Loan, on form provided by the Bank and in such reasonable detail as the Bank may require; or, if Guarantor is a corporation, general partnership, limited partnership, limited liability partnership or limited liability company, as soon as available and no more than ninety (90) days after the end of each fiscal year of Guarantor, balance sheets, statements of income, and retained earnings for the period ended and a statement of changes in the financial position, on form(s) to be provided by the Bank, all in reasonable detail, and all prepared in accordance with GAAP consistently applied and such financial statements must be of the following quality or better: Audited.

         NOTICE OF LITIGATION: Promptly after the receipt by Guarantor, or by Borrower of which Guarantor has knowledge, of notice any action, suit, and proceeding before any court or governmental agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Guarantor or Borrower, as appropriate.

4.05.    TRANSFER OF OWNERSHIP. Not, without the prior written consent of the
         Bank: Transfer or sell more than 20% of its ownership interest in Borrower.

4.06. TAX RETURNS. As soon as available each year, furnish complete copies (including all schedules) of all British Columbia and Canadian tax returns filed by Guarantor.

4.07. OTHER INFORMATION. Furnish such other information as the Bank may from time to time reasonably request.


SECTION 5 FINANCIAL COVENANTS.

The Borrower and Guarantor covenant and agree that form the date hereof until payment in full of all indebtedness and the performance of all obligations under the Loan Documents, the Guarantor shall at all times maintain the following financial covenants and ratios all in accordance with GAAP unless otherwise specified:

         TANGIBLE NET WORTH. A minimum tangible net worth of not less than $8,700,000. Tangible Net Worth is defined as net worth, plus obligations contractually subordinated to debts owed to Bank, minus goodwill, contract rights, and assets representing claims on stockholders or affiliated entities.

         SENIOR DEBT TO TANGIBLE NET WORTH. Maximum of 1.50 times. Senior Debt is defined as total liabilities minus all debts contractually subordinated to debts owed to Bank.

         FIXED CHARGE COVERAGE. 1.40 times Fixed Charges. Minimum fixed charge coverage of 1.40x (defined as Net Income, plus depreciation and amortization, plus interest, plus rent/lease payments divided by interest, plus current portion long term debt/leases/bond payments, plus rent/lease payments plus cash taxes plus dividends/distribution payments.)

Section 6 NEGATIVE COVENANTS

The Borrower covenants and agrees that from the date hereof and until payment is full of all indebtedness and performance of all obligations under the Loan Documents, the Borrower shall not, without the prior written consent of the
Bank:


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6.01.    LIENS. N/A.

6.02.    DEBT. N/A

6.03.    CAPITAL EXPENDITURES. N/A

6.04. CHANGE OF LEGAL FORM OF BUSINESS; PURCHASE OF ASSETS. Change Borrower's name of the legal form of Borrower's business as shown above, whether by merger, consolidation, conversion or otherwise, and Borrower shall not purchase all or substantially all of the assets or business of any Person.

6.05.    LEASES. N/A

6.06. DIVIDENDS OR DISTRIBUTIONS; ACQUISITION OF CAPITAL STOCK OR OTHER OWNERSHIP INTERESTS. N/A.

6.07.    SALARIES. N/A

6.08.    GUARANTIES. N/A

6.09. LOANS. Loans to directors, officers, partners, members, shareholders, subsidiaries and affiliates shall be limited as follows: None.

6.10. DISPOSITION OF ASSETS. Sell, lease, or otherwise dispose of any of its assets or properties except in the ordinary and usual course of its business or for less than fair market value.

6.11. TRANSFER OF OWNERSHIP. If Borrower is a corporation, (a) issue, transfer or sell any new class of stock, or (b) issue, transfer or sell, in the aggregate, from its treasury stock and/or currently authorized but unissued shares of any class of stock, more than 10% of the total number of all such issued and outstanding shares as of the date of this Agreement. If Borrower is a general partnership, limited partnership, limited liability partnership or limited liability company, issue, transfer or sell any interest in borrower.

6.12. NEGATIVE COVENANTS FROM OTHER LOAN DOCUMENTS. All negative covenants contained in any Security Deed, Security Agreement, or other security document executed by the Borrower which are described in paragraph 2 hereof are hereby incorporated by reference herein.


Section 7 HAZARDOUS MATERIALS AND COMPLIANCE WITH ENVIRONMENTAL LAWS.

7.01 INVESTIGATION. Borrower hereby certifies that is has exercised due diligence to ascertain whether its real property, including without limitation the Mortgaged Property, is or has been affected by the presence of asbestos, oil, petroleum or other hydrocarbons, urea formaldehyde, PCBs, hazardous or nuclear waste, toxic chemicals and substances, or other hazardous materials (collectively, "Hazardous Materials"), as defined in applicable Environmental Laws. Borrower represents and warrants that except as previously disclosed to Bank in writing there are no such Hazardous Materials contaminating its real property, nor have any such materials been released on or stored on or improperly disposed of on its real property during its ownership, occupancy or operation thereof. Borrower hereby agrees that, except in strict compliance with applicable Environmental Laws, it shall not knowingly permit any release, storage or contamination as long as any indebtedness or obligations to Bank under the Loan Documents remains unpaid or unfulfilled. Borrower does not warrant against and is not prevented from using materials which would constitute Hazardous materials in commercially reasonable quantities in the course of its normal operations on the Mortgaged Property in accordance with law any provision hereof to the contrary notwithstanding. In addition, Borrower does not have or use any underground storage tanks on any of its real property, including the Mortgaged Property which are not registered with the appropriate Federal and/or State agencies and which are not properly equipped and maintained in accordance with all Environmental Laws. If requested by Bank, Borrower shall provide Bank with all necessary and reasonable assistance required for purposes of determining the existence of Hazardous Material on the Mortgage Property, including allowing the Bank access to the Mortgaged Property, and access to Borrower's employees having knowledge of, and to files and records within Borrower's control relating to the existence, storage, or release of Hazardous Materials on the Mortgaged Property.

7.02 COMPLIANCE. Borrower agrees to comply with all applicable Environmental Laws, including, without limitation, all those relating to Hazardous Materials. Borrower further agrees to provide Bank, and all appropriate Federal and State authorities, with immediate notice in writing of any release of Hazardous Materials on the Mortgaged Property and to pursue diligently to completion all appropriate and/or required remedial action in the event of such release.

7.03 REMEDIAL ACTION. Bank shall have the right, but not the obligation, to undertake all or any part of such remedial action in the event of a release of Hazardous Materials on the Mortgaged Property and to add any expenditures so made to the principal indebtedness secured by the Security Deed. Borrower agrees to indemnify and hold Bank harmless from any and all loss or liability arising out of any violation of the representations, covenants, and obligations contained in the Section 7, or resulting from the recording of the Security Deed.


Section 8 EVENTS OF DEFAULT

The following shall be "Events of Default" by Borrower or any Guarantor:

8.01 The failure to make prompt payment of any installment of principal or interest on any of the Note(s) when due or payable.

8.02 Should any representation or warranty made in the Loan Documents prove to be false or misleading in any material respect.

8.03 Should any report, certificate, financial statement, or other document furnished prior to the execution of or pursuant to the terms of this Agreement prove to be false or misleading in any material respect.

8.04 Should the Borrower or any Guarantor default on the performance of any other obligation or indebtedness to a third party when due or in the performance of any obligation incurred in connection with money borrowed, exceeding $50,000 in the case of any default and continuing beyond any grace period.

8.05 Should the Borrower, any Guarantor or any Pledgor breach any covenant, condition, or agreement made under any of the Loan Documents.

8.06 Should a custodian be appointed for or take possession of any or all of the assets of the Borrower or any Guarantor, or should the Borrower or any Guarantor either voluntarily or involuntarily become subject to any insolvency proceeding, including becoming a debtor under the United States Bankruptcy Code, any proceeding to dissolve the Borrower or any Guarantor, any proceeding to have a receiver appointed, or should the Borrower or any Guarantor make an assignment for the benefit of creditors, or should there by an attachment, execution, or other judicial seizure of all or any portion of the Borrower's or any Guarantor's assets, including an action of proceeding to seize any funds on deposit with the Bank, and such seizure of involuntary proceeding is not discharged or dismissed within 30 days.

8.07 Should final judgment for the payment of money be rendered against the Borrower or any Guarantor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon be effectively stayed.

8.08 Upon the death of, or termination of existence of, or dissolution of, any Borrower, Pledgor or Guarantor.

8.09 Should the Bank in good faith for objective reasons deem itself, its liens and security interest, if any, or any debt thereunder unsafe or insecure, or should the Bank believe in good faith for objective reasons that the prospect of payment of any debt or other performance by the Borrower or any Guarantor is impaired.

8.10 Should any lien or security interest granted to Bank to secure payment of the Note(s) terminate, fail for any reason (other than an act or omission of the Bank including without limitation the failure to file continuation statements) to have the priority agreed to by Bank on the date granted, or become unperfected or invalid for any reason. Borrower agrees to execute from time to time any documents requested by Bank to perfect or continue its security interests.


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

Section 9 REMEDIES UPON DEFAULT

Upon the occurrence of any of the above listed Events of Default, the Bank may at any time thereafter, at its option, take any or all of the following actions, at the same or at different times:

9.01. Declare the Balance(s) of the Note(s) to be immediately due and payable, both as to principal and interest, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower and, each Guarantor, and such balance(s) shall accrue interest at the Default Rate as provided herein until paid in full;

9.02. Require the Borrower or Guarantor(s) to pledge additional collateral to the Bank from the Borrower's or any Guarantor's assets and properties, the acceptability and sufficiency of such collateral to be determined in the Bank's reasonable discretion;

9.03. Take immediate possession of and foreclose upon any or all collateral which may be granted to the Bank as security for the indebtedness and obligations of Borrower or any Guarantor under the Loan Documents;

9.04. Exercise any and all other rights and remedies available to the Bank under the terms of the Loan Documents and applicable law, including the Georgia Uniform Commercial Code;

9.05. Any obligation of the Bank to advance funds to the Borrower or any other Person under the terms of under the Note(s) and all other obligations, if any, of the Bank under the Loan Documents shall immediately cease and terminate unless and until Bank shall reinstate such obligation in writing.


Section 10 MISCELLANEOUS PROVISIONS

10.01.   Definitions.

         "DEFAULT RATE" shall mean a rate of interest equal to Bank's Prime Rate plus five percent (5%) per annum (not to exceeds the legal maximum rate) from and after the date of an Event of Default hereunder which shall apply, in the Bank's sole discretion, to all sums owing, including principal and interest, on such date.

         "ENVIRONMENTAL LAWS" shall mean all federal and state laws and regulations which affect or may affect the Mortgaged Property, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.ss.9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.ss.6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C.ss.1251 et seq.), the Clean Air Act (42 U.S.C.ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.ss.2601 et seq.), Shore Protection Act (O.C.G.A. ss. 12-5-230 et seq.), Coastal Marshlands Protection Act of 1970 (O.C.G.A.ss. q2-5-280 et seq.), Georgia Costal management Act (O.C.G.A.ss.12-7 et seq.), Georgia Response Act (ss.12-8-0- et seq.), Georgia Hazardous Site Rescue and Redevelopment Act (O.C.G.A.ss.12-8-200 et seq.), Georgia Asbestos Safety Act (O.C.G.A.ss. 12-12-1 et seq.), Georgia Underground Storage Tank Act (O.C.G.A.ss.12-13-1 et seq.), Public Employee Hazardous Chemical Protection and Right to Know Act of 1988 (O.C.G.A.ss. 45-22-1 et. Seq.), Transportation of Hazardous Materials Act (O.C.G.A.ss.45-11-1 et seq.), as such laws or regulations have been amended or may be amended.

         "LOAN DOCUMENTS" shall mean this Agreement including any schedule attached hereto, the Note(s), the Security Deed(s), the Security Agreement(s), all UCC Financing Statements, the Guaranty Agreement(s),and all other documents, certificates, and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions and replacements thereto and therefore. Any provision hereof to the contrary notwithstanding, the security interest and security titles to be granted pursuant to the Loan Documents are limited to those to the contrary notwithstanding, the security interest and security titles to be granted pursuant to the Loan Documents are limited to those affecting the Mortgaged Property and Borrower's furniture, fixtures and equipment, now owned or hereafter acquired, and located at 2200 Sunset Blvd., Jesup, Georgia, and affecting any other property in which security interests or security titles are granted by the Security Deed.

         "PERSON" shall mean an individual, partnership, corporation, trust, unincorporated organization, limited liability company, limited liability partnership, association, joint venture, or a government agency or political subdivision thereof.

         "GAAP" shall mean generally accepted accounting principles as established by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants, as amended and supplemented from time to time or in the case of Guarantor, as defined in the Handbook of the Canadian Institute of Chartered Accountants.

         "PRIME RATE" shall mean the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate, which is one of several rate indexes employed by the Bank when extending credit, and may not necessarily be the Bank's lowest lending rate.

10.02. NON-IMPAIRMENT. If any one or more provisions contained in the Loan Documents shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained therein shall not in any way be affected or impaired thereby and shall otherwise remain in full force and effect.

10.03. APPLICABLE LAW. The Loan Document shall be construed in accordance with and governed by the laws of the State of Georgia.

10.04. WAIVER. Neither the failure or any delay on the part of the Bank in exercising any right, power or privilege granted in the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege which may be provided by law.

10.05. MODIFICATION. No modification, amendment, or waiver of any provision of any of the Loan Documents shall be effective unless in writing and signed by the Borrower and Bank.

10.06. PAYMENT AMOUNT ADJUSTMENT. In the event that any Loan(s) referenced herein has a variable (floating) interest rate and the interest rate increases, Bank at its sole discretion, may at any time adjust the Borrower's payment amount(s) to prevent the amount of interest accrued in a given period to exceed the periodic payment amount or to cause the Loan(s) to be repaid within the same period of time as originally agreed upon.

10.07. STAMPS AND FEES. The borrower shall pay all federal or state stamps, taxes, or other fees or charges, if any are payable or are determined to be payable by reason of the execution, delivery, or issuance of the Loan Documents or any security granted to the Bank; and the Borrower and Guarantor agree to indemnify and hold harmless the Bank against any and all liability in respect thereof.

10.08. ATTORNEYS' FEES. In the event the Borrower or any Pledgor or Guarantor shall default in any of its obligations hereunder and the Bank believes it necessary to employ an attorney to assist in the enforcement of collection of the indebtedness of the Borrower to the Bank, to enforce the terms and provision of the Loan Documents, to modify the Loan Documents, or in the event the Bank voluntarily or otherwise should become a party to any suit or legal proceeding (including a proceeding conducted under the Bankruptcy Code involving any Loans with Bank), the Borrower and Guarantors agree to pay the reasonable and actual attorneys' fees of the Bank and all related costs of collection or enforcement that my be incurred by the Bank. The Borrower and Guarantor shall be liable for such attorneys' fees and costs whether or not any suit or proceeding is actually commenced.

10.09. BANK MAKING REQUIRED PAYMENTS. In the event Borrower shall fail to maintain insurance, pay taxes or assessments, costs and expenses which borrower is, under any of the terms hereof or of any Loan Documents, required to pay, or fail to keep any of the Properties and assets constituting collateral free from new security interests, liens, or encumbrances, except as permitted herein, Bank may at its election make expenditures for any or all such purposes and the amounts expended together with interest thereon at the Default Rate, shall become immediately due and payable to Bank, and shall have benefit of and be secured by the collateral; provided, however, the Bank shall be under no duty or obligation to make any such payments or expenditures.

10.10. RIGHT OF OFFSET. Any indebtedness owing from Bank to Borrower may be set off and applied by Bank on any indebtedness or liability of Borrower to Bank, at any time and from time to time after maturity, whether by acceleration or otherwise, and without demand or notice to Borrower. Bank may sell participations in or make assignments of any Loan made under this Agreement and Borrower agrees that any such participant or assignee shall have the same right of setoff as is granted to the Bank herein.

10.11. UCC AUTHORIZATION. Borrower authorizes Bank to file such UCC Financing Statements describing the collateral in any location deemed necessary and appropriate by Bank.

10.12. MODIFICATION AND RENEWAL FEES. Bank may at its option, charge any fees for modification, additional advance, renewal, extension, or amendment of any terms of the Note(s) as permitted by law.

10.13. CONFLICTING PROVISIONS. If provisions of this Agreement shall conflict with any terms or provisions of any of the Note(s) or Security Agreement(s), the provisions of such Note(s) or Security Agreement(s), as appropriate, shall take priority over any provision in this Agreement.

10.14. NOTICES. All notices, requests, demands, waivers, and other communications given as provided in this Agreement will be in writing, and unless otherwise specifically provided in this Agreement, will be deemed to have been given: (i) if delivered in person, upon delivery, or (ii) if mailed by certified or registered mail, postage prepaid, return receipt requested, and addressed to either Borrower or Bank at the addresses provided below on the third business day after deposit in the United States Mail if addressed to an address located in the same State in which the Notice is being mailed or on the seventh business day after deposit in the United States Mail if addressed to an address located within a State other than the State in which the notice is being mailed, or (iii) if sent by overnight express delivery services, enclosed in a prepaid envelope and addressed to Bank or Borrower at the address provided below, on the first business day after deposit with the service, or (iv) if sent by tested telex, telegram, telecopy, facsimile, or other form of rapid transmission confirmed by mailing (as provided in this section), at substantially the same time as the rapid transmission. Either Borrower or Bank may change its respective address as provided in this section by giving written notice of the change as provided in this section. The addresses for notice are:

         NOTICE TO BORROWER:        Absorption Corp.
                                    1051 Hilton Avenue
                                    Bellingham, WA 98225

         NOTICE TO BANK:            Branch Banking and Trust Company
                                    201 Second Street
                                    Macon, GA 31201
                                    Attn:  Daniel L. Smith

10.15. CONSENT TO JURISDICTION. Borrower hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement may in instituted in the Superior Court of any Country in the State of Georgia in which Bank maintains an office, or in any United States District Court in Georgia, or in such other appropriate court and venue as Bank may choose in its sole discretion. Borrower consents to the jurisdiction of such courts and waives any objection relating to the basis for personal or in rem jurisdiction or to venue which Borrower may now or hereafter have in any such legal action or proceedings.

10.16. COUNTERPARTS. This Agreement may be executed by one or more parties on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.17. ENTIRE AGREEMENT. The Loan Documents embody the entire agreement between Borrower and Bank with respect to the Loans, and there are no oral or parol agreements existing between Bank and Borrower with respect to the Loans which are not expressly set forth in the Loan Documents.

10.18. ASSIGNMENT BY BORROWER. Borrower may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of Bank, which consent may be withheld by the Bank in its sole and absolute discretion.

10.19. SUCCESSOR AND ASSIGNED INCLUDED PARTIES. Whenever in this Agreement a party hereto is named or referred to, the heirs, legal representatives, successors and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement by or on behalf of Borrower or by or on behalf of Bank shall bind and adhere to the benefit of their respective heirs, legal representatives, successors and assigns whether so expressed or not.

10.20. NO PARTNERSHIP OR JOINT VENTURE. Borrower and Bank acknowledge and agree that nothing contained in this Agreement or in the other Loan Documents, and that nothing contained in any other instrument or document between Borrower and Bank relating to the Loan or Mortgaged Property, shall be construed to establish Borrower and Bank as joint venture s or partners.

10.21. NO AGENCY. Bank is not the agent or representative of Borrower, and Borrower is not the agent or representative of Bank, and nothing in this agreement shall be construed to make Bank liable to anyone for goods delivered to or labor or services performed upon the Mortgaged Property or for debts or claims accruing against Borrower or Bank. Nothing herein shall be construed to create a relationship of any kind between Bank and anyone supplying labor or materials or services for or to the Mortgaged Property.

10.22. ADDENDA AND EXHIBITS. Any addenda, schedules, riders or exhibits to this agreement shall be deemed incorporated herein by reference thereto. See addendum A.

IN WITNESS WHEREOF, the Bank, Borrower and Guarantor(s) have caused this Agreement to be duly executed under seal all as of the date first above written.

                                   Borrower:

                                            Absorption Corp.
     (Corporate Seal)
                                   By:      /s/ David Thompson
                                            ------------------------------------

                                   Title:   Chief Financial Officer
                                            ------------------------------------

                                   Guarantor:

                                            International Absorbents, Inc.
     (Corporate Seal)
                                   By:      /s/ David Thompson
                                            ------------------------------------

                                   Title:   Chief Financial Officer
                                            ------------------------------------

                                   BRANCH BANKING AND TRUST COMPANY
     (Corporate Seal)
                                   By:      /s/ Daniel L. Smith
                                            ------------------------------------

                                   Title    Senior Vice President
                                            ------------------------------------


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